Exhibit 10.3

EXECUTION VERSION

FIRST INCREMENTAL Amendment to Credit Agreement

FIRST INCREMENTAL Amendment TO CREDIT AGREEMENT, dated as of May 1, 2015 (this “First Amendment”), by and among MACQUARIE INFRASTRUCTURE COMPANY LLC (the “Borrower”), MACQUARIE INFRASTRUCTURE COMPANY INC. (the “Guarantor” and together with the Borrower, collectively, the “Loan Parties”), JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”) under the Credit Agreement (as defined below), and each lender party hereto as a Lender or Additional Lender of Commitment Increases (as defined below; such lenders in such capacity, collectively, the “Incremental Lenders”). Unless otherwise indicated, all capitalized terms used herein (including in this preamble and in the recitals hereto) and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below. The rules of construction specified in Sections 1.02 through 1.04 of the Credit Agreement shall apply to this First Amendment including the terms defined in the preamble and recitals hereto.

RECITALS:

WHEREAS, the Borrower, the Guarantor, the Administrative Agent, and the lenders from time to time party thereto (the “Lenders”) have previously entered into that certain Credit Agreement, dated as of July 7, 2014 (the “Credit Agreement”);

WHEREAS, the Borrower hereby notifies the Administrative Agent that it is requesting a Commitment Increase pursuant to Section 2.21 of the Credit Agreement;

WHEREAS, pursuant to Section 2.21 of the Credit Agreement, the Borrower may establish Commitment Increases by, among other things, entering into an Incremental Amendment pursuant to the terms and conditions of the Credit Agreement (it being the intent that this First Amendment is an Incremental Amendment) with each Commitment Increase Lender and/or Additional Lender agreeing to provide such Commitment Increases as set forth herein;

WHEREAS, the Borrower has requested that the Incremental Lenders extend credit to the Borrower in the form of Commitment Increases in an aggregate principal amount of $110,000,000 (the “Commitment Increases”); and

WHEREAS, each Incremental Lender has indicated its willingness to provide its Commitment Increase on the terms and subject to the conditions herein contained.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.           Commitment Increases. (a) Effective as of the Incremental Effective Date, (i) each Incremental Lender hereby agrees to provide its Commitment Increase in the amount set forth opposite its name under the column entitled “Commitment Increase” on Schedule I attached hereto and (ii) each Incremental Lender which is an Additional Lender hereby agrees to become a party to the Credit Agreement as a Lender and to be bound by all of the terms and provisions thereof. The Administrative Agent hereby consents to each such Incremental Lender providing its Commitment Increase (to the extent such consent is required pursuant to Section 2.21 of the Credit Agreement). The parties hereto hereby agree that on the Incremental Effective Date (after giving effect to the Commitment Increases effected hereby), (i) the Commitment of each Incremental Lender which is an existing Lender will increase by the amount of its Commitment Increase effected hereby, (ii) each Incremental Lender which is an Additional Lender shall become a Lender party to the Credit Agreement with a Commitment equal to its Commitment Increase effected hereby, (iii) the total Commitments under the Credit Agreement shall increase by the aggregate principal amount of the Commitment Increases of the Incremental Lenders effected hereby and (iv) there shall be an automatic adjustment to the Applicable Percentage of each Lender in the aggregate outstanding LC Exposure to reflect the new Applicable Percentage of each Lender in the aggregate outstanding LC Exposure resulting from the Commitment Increases as provided in Section 2.21 of the Credit Agreement.

(b)          The Commitment Increases effected hereby shall (i) become a part of the Commitments for all purposes of the Credit Agreement and the other Loan Documents and (ii) together with all related Loans and LC Exposure, be subject to the same Applicable Percentage, prepayment provisions, Maturity Date and other terms and conditions applicable to the Commitments, Loans and LC Exposure under the Credit Agreement and the other Loan Documents.

(c)          If, on the Incremental Effective Date, there are any Revolving Loans outstanding (the “Existing Revolving Loans”), such Existing Revolving Loans shall on the Incremental Effective Date be prepaid from the proceeds of additional Revolving Loans (deemed to be made after giving effect to the Commitment Increase), which prepayment shall be accompanied by accrued interest on the Revolving Loans being prepaid and any costs incurred by any Lender in accordance with Section 2.16 of the Credit Agreement, such that after giving effect to such prepayment and such new Revolving Loans, all Revolving Loans will be held by existing Lenders and the Incremental Lenders ratably in accordance with their Applicable Percentages after give effect to the Incremental Effective Date and the Commitment Increase.

2.           Conditions to Effectiveness. This First Amendment shall become effective on the date (the “Incremental Effective Date”) when each of the following conditions shall have been satisfied:

(i)	this First Amendment shall have been executed and delivered by the Borrower, the Guarantor, the Incremental Lenders and the Administrative Agent;

(ii)	the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date;

(iii)	all of the conditions specified in Section 2.21 of the Credit Agreement applicable to the Commitment Increases shall have been satisfied;

(iv)	no Event of Default shall have occurred or be continuing on the date hereof immediately after giving effect to the Commitment Increases;

(v)	the Borrower shall have paid all fees and other amounts due and payable to the Administrative Agent and the Lenders, including, (a) to the extent invoiced, reimbursement or payment of reasonable and documented out-of-pocket expenses in connection with this First Amendment and any other out-of pocket expenses of the Administrative Agent, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in each case as required to be paid or reimbursed pursuant to the Credit Agreement and (b) all fees that are due and payable under any fee letter entered into in connection with this First Amendment;

(vi)	the Administrative Agent and each Incremental Lender shall have received a certificate of the Borrower executed by a Responsible Officer of the Borrower (i) attaching resolutions approving and authorizing the execution and delivery of this First Amendment and certifying on behalf of itself and each of the other Loan Parties that the organizational documents of each Loan Party have not been amended or otherwise modified since the Effective Date, (ii) representing that the Borrower is Solvent after giving effect to this First Amendment and (iii) demonstrating that after giving effect to the incurrence of the requested Commitment Increase, the Borrower’s Senior Secured Net Leverage Ratio (assuming such Commitment Increase is fully drawn and otherwise on a Pro Forma Basis as of the then most recently ended Test Period) shall not exceed 2.00:1.00;

(vii)	each Incremental Lender and the Administrative Agent shall have received, in form reasonably satisfactory to the Incremental Lenders, a legal opinion of White & Case LLP addressed to the Incremental Lenders party hereto with respect to each Loan Party’s corporate existence, requisite corporate power and authority, and the due execution and delivery of, and enforceability against such Loan Party of, this First Amendment; and

(viii)	the Additional Lender shall have received, at least three Business Days prior to the Incremental Effective Date, all documentation and other information about the Loan Parties and Subsidiaries that it shall have reasonably determined is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA Patriot Act.

3.           Borrower Covenants. By its execution of this First Amendment, the Borrower hereby covenants and agrees that any proceeds of Loans and LC Exposure with respect to the Commitment Increases shall be used by the Borrower pursuant to the terms and provisions of the Credit Agreement.

4.          Acknowledgments. Each Loan Party hereby expressly acknowledges the terms of this First Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this First Amendment and the transactions contemplated hereby, (ii) in the case of the Guarantor, its guarantee of the Secured Obligations (including any additional Secured Obligations incurred pursuant to this First Amendment) under the Guarantee Agreement and (iii) in the case of the Borrower, its grant of Liens on the Pledged Collateral to secure the Secured Obligations pursuant to the Pledge Agreement.

5.          Amendment, Modification and Waiver. This First Amendment may not be amended, modified or waived except in accordance with Section 9.02 of the Credit Agreement.

6.          Entire Agreement. This First Amendment, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof. It is understood and agreed that each reference in each Loan Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended hereby and that this First Amendment is a Loan Document.

7.          Effect of Amendment. (a) Except as expressly set forth in this First Amendment or in the Credit Agreement, this First Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents (including all Obligations incurred pursuant to this First Amendment), in each case, as amended by this First Amendment. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b)          On and after the Incremental Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document, shall be deemed a reference to the Credit Agreement as modified by this First Amendment. This First Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

(c)          The Guarantor agrees that nothing in the Credit Agreement, this First Amendment or any other Loan Document shall be deemed to require the consent of the Guarantor to any future amendment to the Credit Agreement.

8.          Costs and Expenses. The Borrower hereby agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses in connection with this First Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in each case, as required to be reimbursed pursuant to the Credit Agreement.

9.          GOVERNING LAW. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. SECTIONS 9.09(b), (c) and (d) AND 9.10 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS FIRST AMENDMENT.

10.         Severability. Section 9.07 of the Credit Agreement is hereby incorporated by reference into this First Amendment and shall apply to this First Amendment.

11.         Headings. Section headings used herein are for convenience of reference only, are not part of this First Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this First Amendment.

12.         Counterparts. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic means (including “.pdf” or “.tif” format) of an executed counterpart of a signature page to this First Amendment shall be effective as delivery of an original executed counterpart of this First Amendment.

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this First Amendment as of the date first written above.

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:
Name:
Title:

[MIC First Amendment]

REGIONS BANK, as an Incremental Lender

By:
Name:
Title:

[MIC First Amendment]

Credit Agricole Corporate and Investment Bank, as an Incremental Lender

By:
Name:
Title:

By:
Name:
Title:

[MIC First Amendment]

AMERICAN SAVINGS BANK, F.S.B., as an Incremental Lender

By:
Name:
Title:

[MIC First Amendment]

MACQUARIE INFRASTRUCTURE COMPANY LLC, as Borrower

By:
Name:
Title:

By:
Name:
Title:

MACQUARIE INFRASTRUCTURE COMPANY INC., as Guarantor

By:
Name:
Title:

By:
Name:
Title:

[MIC First Amendment]

SCHEDULE I

Incremental Lenders and Commitments

Incremental Lender	Commitment Increase

Regions Bank	$50,000,000

Credit Agricole Corporate and Investment Bank	$50,000,000

American Savings Bank, F.S.B.	$10,000,000

[MIC First Amendment]